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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)     February 13, 2002
                                                 -------------------------------

                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

                  0-25565                                86-0879433
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         (Commission File Number)              (IRS Employee Identification No.)


 7904 E. Chaparral Rd., Ste. A110, PMB 160
              Scottsdale, AZ                                85250
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 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (602) 351-8320


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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.


     On February 13, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that the Registrant entered into a settlement of all litigation and potential litigation with the shareholder group that had commenced litigation against the Registrant, its officers and directors. This shareholder group had also filed preliminary proxy materials opposing the Registrant's proposed merger with Great Western Land and Recreation, Inc. and proposing an alternative slate of directors. The Stipulation of Settlement and related Notice Order is attached hereto as Exhibit 99.2, which is incorporated herein by reference. The settlement provides for dismissal of all claims with prejudice and full releases of all parties for all claims, whether yet asserted or not. The settlement agreement states that through the date of the shareholder meeting, quepasa does not expect to make any expenditures or distributions other than in the ordinary course of business and in connection with Robert Taylor's employment agreement, the Great Western merger agreement, the litigation settlement, and the preparation and mailing of a proxy statement in connection with quepasa's annual meeting of shareholders. The settlement also requires that quepasa continue to indemnify all of its officers and directors to the fullest extent permitted by law. The settlement is subject to the approval of the Superior Court of Arizona, which has given its preliminary approval of the settlement. A final hearing to approve the settlement will be held shortly after the annual meeting. Any shareholder of quepasa may appear at the hearing to object to the proposed settlement. Shareholders wishing to object to the proposed settlement should follow the procedures for objection set forth in the Notice Order attached hereto and quepasa's proxy statement.

     On February 14, 2002, the Registrant issued the press release attached hereto as Exhibit 99.3, which is incorporated herein by reference. The press release announces that the Registrant is revising its proxy materials to reflect several recent events; consequently, the previously announced date of February 28, 2002 for the annual shareholders meeting will be rescheduled. The meeting will be held as promptly as practicable after the revised proxy materials are cleared by the Securities and Exchange Commission. The rescheduled meeting date, and related record date, will be announced upon SEC clearance. The Registrant also announced that rather than stand for re-election and propose that the shareholders authorize the board to liquidate the company, the Registrant's current board has decided to nominate the director candidates proposed by the shareholder group that had publicly opposed the company's now terminated merger agreement with Great Western. This decision was made after the board met two times with representatives of the shareholder group to learn about the group's plans for the Registrant should their slate be elected to the Registrant's board.

         On February 14, 2002, the Registrant was informed that on February 11, 2002, Great Western, initiated a lawsuit against the Registrant in the Superior Court of Arizona. The Registrant originally terminated the merger agreement with Great Western pursuant to Section 8.1(e) of the agreement on February 5, 2002. In its complaint, Great Western alleges, among other things, that the Registrant breached the merger agreement with Great Western and, as a result, Great Western is entitled to receive a $500,000 termination fee from the Registrant. Therefore, Great Western alleges that the $500,000 loan that the Registrant made to Great Western in October of 2001 should be deemed paid in full.

ITEM 7. EXHIBITS.

     99.1      Press Release dated February 13, 2002.

     99.2 Stipulation of Settlement between Michael Silberman and Mark Kucher, Plaintiffs, and quepasa.com, inc., et al., Defendants, and related Notice Order.

     99.3      Press Release dated February 14, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   quepasa.com, inc.
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                                                     (Registrant)


     Date: February 28, 2002            By: /s/ Robert J. Taylor
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                                           Robert J. Taylor
                                           President & Chief Financial Officer